UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2004

URS Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(I.R.S. Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release, dated June 14, 2004, entitled “URS Corporation Reports Second Quarter Results For Fiscal 2004.”

Item 12. Results of Operation and Financial Condition

     On June 14, 2004, URS Corporation issued a press release announcing the financial results for its second quarter ended April 30, 2004. A copy of the press release, entitled “URS Corporation Reports Second Quarter Results For Fiscal 2004,” is furnished and not filed pursuant to Item 12 as Exhibit 99.1 hereto. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

URS CORPORATION

Dated: June 14, 2004	By:	/s/ Kent P. Ainsworth

	Name:	Kent P. Ainsworth
	Title:	Executive Vice President, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated June 14, 2004, entitled “URS Corporation Reports Second Quarter Results For Fiscal 2004.”